EXHIBIT 10.1

FIRST AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF MARCH 26, 2012

AMONG

CARRIZO OIL & GAS, INC.,

AS BORROWER,

BNP PARIBAS,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of March 26, 2012, among CARRIZO OIL & GAS, INC., a Texas corporation, (the “Borrower”); the Lenders listed on the signature pages hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02. Section 1.02 is hereby amended by deleting the defined term “Agreement” in its entirety and replacing them with the following:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, as the same may from time to time be further amended, modified, supplemented or restated.”

2.2 Amendment for Term EBITDAX. Each instance in the Credit Agreement where the term “EBITDAX” is used is hereby deleted and replaced with the term “EBITDA”.

2.3 Amendment to Section 9.01(a). Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a) Ratio of Total Debt to EBITDA. The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of Total Debt as of such date to EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the following:

Fiscal Quarter Ending	Ratio
March 31, 2012 through June 30, 2012	4.75 to 1.00
September 30, 2012 through December 31, 2012	4.25 to 1.00
March 31, 2013 and thereafter	4.00 to 1.00

2.4 Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(i) Redeem the Senior Notes (other than (A) as the result of the conversion of Senior Notes into Equity Interests of the Borrower (other than Disqualified Capital Stock), (B) with the net cash proceeds of a substantially concurrent (for this purpose meaning 150 days) offering of common Equity Interests or Permitted Refinancing Debt, (C) cash payments made in settlement of the Borrower’s obligations under (1) the Existing Convertible Notes Indenture upon the conversion or required repurchase of any Existing Convertible Notes thereunder or (2) any other indenture pursuant to which any convertible notes of the Borrower are issued upon the conversion or required repurchase of any such convertible notes thereunder, and (D) voluntary Redemptions of the Existing Convertible Notes so long as (1) immediately after giving effect to any such Redemption, Availability is greater than or equal to 25% of the Borrowing Base and (2) the aggregate amount paid by the Borrower and the Restricted Subsidiaries to effect all such Redemptions does not exceed $75,000,000); or”

Section 3. Conditions Precedent. This First Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “First Amendment Effective Date”):

3.1 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.2 The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require in connection with the transactions contemplated hereby.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and

(ii) no Default or Event of Default has occurred and is continuing.

4.3 Loan Document. This First Amendment is a Loan Document.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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4.8 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	CARRIZO OIL & GAS, INC.

	By:	/s/ Paul F. Boling
Paul F. Boling Chief Financial Officer,
Vice President, Secretary and Treasurer

Signature Page 1 to First Amendment

LENDERS:	BNP PARIBAS, as Administrative Agent and a Lender

	By:	/s/ Brian M. Malone
	Name:	Brian M. Malone
	Title:	Managing Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

Signature Page 2 to First Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

Signature Page 3 to First Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page 4 to First Amendment

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Vice President

Signature Page 5 to First Amendment

COMPASS BANK, as a Lender

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Vice President

Signature Page 6 to First Amendment

REGIONS BANK, as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

Signature Page 7 to First Amendment

UNION BANK, N.A., as a Lender

By:	/s/ Damien G. Meiburger
Name:	Damien G. Meiburger
Title:	Senior Vice President

Signature Page 8 to First Amendment

SOCIETE GENERALE, as a Lender

By:	/s/ Jason Henderson
Name:	Jason Henderson
Title:	Managing Director

Signature Page 9 to First Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page 10 to First Amendment